Exhibit 10.77.1

                                                               EXECUTION VERSION

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT (this "Agreement") is made as of the 19th day of September, 2002 (the "Effective Date") by and among ALLIED CAPITAL CORPORATION, a Maryland corporation (together with all successors and assigns, the "Lead"); HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower"); and the persons set forth on Schedule 1 hereto (together with all successors and assigns, individually a "Participant" and collectively the "Participants").

                                    RECITALS:

         A. The Borrower, Industrial Services Group, Inc. and other parties have entered into an Agreement and Plan of Merger dated July 15, 2002 (as amended, the "Merger Agreement") pursuant to which Participants are to receive certain consideration.

         B. In accordance with the terms of a Loan Agreement dated as of the date hereof (the "Loan Agreement"), the Lead has agreed to advance to the Borrower the aggregate principal amount of Twenty Million Dollars ($20,000,000), which is evidenced by, and is to be repaid according to the terms of, a senior subordinated note (the "Senior Subordinated Note") for the purpose of paying a portion of the consideration pursuant to the Merger Agreement.

         C. The Participants desire to receive a portion of the consideration due under the Merger Agreement by participating in the Senior Subordinated Note to be held by the Lead, upon the terms and conditions set forth herein.

         D. Participants and Lead agree that Borrower shall have the benefit of certain provisions of this Agreement as set forth more fully herein, and such benefits shall be part of and their continuation a condition to any assignment of the Participants' interests under the Loan Agreement and this Participation Agreement.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                             ARTICLE I: DEFINITIONS

         1.01 Defined Terms Generally. Any capitalized term used herein and not defined herein shall have the meaning given to it in the Loan Agreement.

                   ARTICLE II: TERMS OF PARTICIPATION INTEREST

         2.01 Participation. At the Effective Time (as defined in the Merger Agreement) the Participants hereby agree to participate with the Lead in the Senior Subordinated Note to the extent of Ten Million Dollars ($10,000,000) of the original principal amount of the Senior Subordinated Note and shall receive and have legal and equitable ownership of all collections relating thereto (collectively, the "Participation Interest") (constituting an undivided aggregate percentage interest equal to 50% of the Senior Subordinated Note). The remaining Ten Million Dollars ($10,000,000) of the original principal amount of the Senior Subordinated Note and all collections relating thereto (collectively, the "Retained Interest") (constituting an undivided percentage interest equal to 50% of the Senior Subordinated Note) shall be retained by the Lead for its own account. The parties agree that the Lead at Closing shall be obligated to advance only the Retained Interest to Borrower, and that the remaining $10 million principal amount shall have been deemed to have been advanced by Lead as a result of Participants entering into the Merger Agreement. The Participants will also share, on a pro rata basis, in any points, structuring, loan originating or other up-front fees of any nature, paid by the Borrower with respect to the Senior Subordinated Note. Participants and Lead agree that the Participants shall not receive, and Borrower has no obligation to pay to the Participants or to any other party, any Repayment Charges due pursuant to the terms of the Loan Agreement with respect to the Participation Interest.

         2.02 Terms of Participation Interest and Retained Interest. The Participation Interest and the Retained Interest each shall accrue interest (before and after default), mature, and be repayable upon the terms and conditions stated in the Senior Subordinated Note. No preference or priority shall be made between the Participants and the Lead for purposes of this Agreement and the Senior Subordinated Note and the performance and enforcement thereof, including without limitation as to collections and distributions with respect to the Senior Subordinated Note and in connection with any bankruptcy or similar proceedings involving the Borrower.

         2.03 Participation Certificate. Immediately following the Effective Time, the Lead will promptly deliver to each Participant a certificate of ownership substantially in the form of Exhibit "A" attached hereto showing the aggregate principal balance of the Senior Subordinated Note and the Participation Interest of such Participant. Any subsequent adjustment to the Participation Interest (other than as a result of payments received on account of the Participation Interest) shall result in the delivery of a new certificate of ownership. Each such certificate shall be cumulative, and upon receipt thereof by the Participant, any prior outstanding certificate shall become void and shall be promptly returned to the Lead by the Participant.

         2.04 Non Recourse. The participation of the Participants in the Senior Subordinated Note is made WITHOUT RECOURSE to the Lead, and the Lead shall not be liable to the Participants for any losses, damages or expenses (collectively, "Losses") suffered or incurred by the Participants or any subsequent holder of the Participation Interest, except for any Losses resulting from the Lead's breach of any express obligations under this Agreement.

         2.05 No Loan or Joint Venture; No Holder Status. The Participation Interest shall not constitute a loan from the Participants to the Lead, nor a purchase of a portion of the Senior Subordinated Note from the Lead, nor a joint venture by and between the Lead and the Participants. Each Participant acknowledges and agrees that it shall not constitute a Holder under the terms of the Loan Documents.

         2.06 Term of Agreement. This Agreement shall continue until such time as the Senior Subordinated Note (a) has been indefeasibly paid in full, (b) all Obligations under the Loan Documents have been discharged and (c) all obligations of the parties hereunder have been satisfied. At such time, this Agreement shall expire without further action by the parties.

         2.07 Acknowledgment of Subordinated Status. The Participants acknowledge that the Senior Subordinated Note is subject and subordinate to the rights of General Electric Capital Corporation ("Senior Bank") pursuant to that certain Credit Agreement of even date, to the full extent provided in that certain Subordination Agreement between the Lead, the Borrower and Senior Bank, of even date (as from time to time amended, the "Subordination Agreement").


                     ARTICLE III: DEALINGS WITH THE BORROWER

         3.01 Payments.

         (a) By its joinder in this Agreement, the Borrower hereby covenants and agrees to make payments on account of the Participation Interest directly to each Participant at its address set forth in Section 6.03 (Notices) below (or to such other address as such Participant may subsequently direct in a notice sent to the Borrower and the Lead) and to make payments on account of the Retained Interest directly to the Lead at its address set forth in the Loan Agreement (or to such other address as the Lead may subsequently direct in a notice sent to the Borrower and the Participants).

         (b) If the Participants have not received from the Borrower the full amount of any installment payment (including any principal and interest payable pursuant to the Senior Subordinated Note) due on account of the Participation Interest within five days of the due date thereof, then the Participants shall send written notice to the Lead referencing the amount of the payment due and the original due date thereof and the amount (if any) received on account thereof (any such, a "Participant Payment Notice"). If the Lead has actually received or thereafter receives from the Borrower any sum of money on account of the same installment payment due under the Senior Subordinated Note that is the subject of a Participant Payment Notice received from the Participants, then the Lead shall remit to the Participants, within five Business Days of the Lead's receipt of the Participation Payment Notice (or if the Lead receives any such amount after the date of the Lead's receipt of the Participation Payment Notice, then within five Business Days of the Lead's receipt of such amount), each Participant's Pro Rata Share (as defined herein) of the payment received by the Lead (up to the amount due, but unpaid, by the Borrower to the Participants) and the Lead shall retain the Pro Rata Share of the payment received that is attributable to the Retained Interest. "Pro Rata" and "Pro Rata Share" shall mean the pro rata share of the Lead or the Participants (as the case may be) of the Senior Subordinated Note.

         3.02 Collections.

         (a) Except as provided in Section 3.03 below, the Lead and the Participants shall each be entitled to receive a Pro Rata Share of all amounts collected on account of the Senior Subordinated Note in accordance with their respective percentage interests (provided that in no event shall the Participants be entitled to any portion of any Repayment Charges due to the
Lead), and the Lead and each Participant shall each bear any losses Pro Rata in accordance with their respective percentage interests.

         (b) If the Lead shall collect or obtain any amounts owed under the Senior Subordinated Note that applies to both the Participation Interest and the Retained Interest, regardless of the source thereof (other than receipt of a payment by the Borrower governed by Section 3.01 above), then the Lead shall remit to the Participants, within five Business Days, each Participant's Pro Rata Share of the net proceeds received, after deducting all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements) incurred in connection with obtaining or collecting such amount that were not:
(i) proportionately borne by the Participants; (ii) proportionately reimbursed by the Participants pursuant to the terms of Section 4.04(e) below; or (iii) reimbursed by the Borrower. If either the Lead or the Participants shall receive any amounts in excess of what the recipient would be entitled to receive under the terms of this Agreement (including payments, additional fees, costs or expenses other than any Repayment Charges in favor of the Lead under the terms of the Loan Agreement), the recipient shall cause such excess payment to be shared Pro Rata in accordance with the terms of this Agreement.

         (c) Any payments or other amounts received that are required to be returned to the Borrower, or any bankruptcy estate involving the Borrower, shall be borne equally by the Lead and the Participants in accordance with their respective Pro Rata Shares.

         3.03 Cost Reimbursement. Notwithstanding the terms of Section 3.02 above, no Participant shall be entitled to receive a Pro Rata Share of any amounts obtained from the Borrower as reimbursement of any costs or expenditures made solely by the Lead and not shared Pro Rata by such Participant, and the Lead shall not be entitled to receive a Pro Rata Share of any amounts obtained from the Borrower as reimbursement of any costs or expenditures made solely by the Participants and not shared Pro Rata by the Participants and the Lead.

         3.04 Observation Rights Information. Participants, the Borrower and the Lead agree that Participants shall not be entitled to receive any information pursuant to Section 6.13 of the Loan Agreement to the extent that such information is identified by Borrower to be related to performance under the Merger Agreement or the employment performance or compensation of the Participants.

         3.05 Notices & Deliveries. By its joinder in this Agreement, the Borrower hereby covenants and agrees to provide directly to the Participants at the address set forth in Section 6.03 (Notices) below (or to such other address as the Participants may subsequently direct in a notice sent to the Borrower and the Lead): (a) a copy of each Notice given to the Lead; and (b) a copy of all documents or materials required to be given the Lead. The delivery of such Notices, documents or other materials to the Participants shall be made concurrently with their delivery to the Lead.

                     ARTICLE IV: LOAN DOCUMENTS; ENFORCEMENT

         4.01 Title to Loan Documents. Legal title to, and physical possession of, the Loan Documents shall be held by the Lead. Subject to the confidentiality provisions of the Loan Agreement which the parties agree are applicable to the Participants as if the Participants were Holders (as defined in the Loan Agreement) of the Senior Subordinated Note, the Participants and their authorized representatives shall be entitled to examine, audit and copy the Loan Documents at the offices of the Lead during normal business hours upon not less than 72 hours notice to the Lead and at the sole expense of the Participants.

         4.02 Copies of Loan Documents. The Participants acknowledge receipt of copies of each of the Loan Documents.

         4.03 Agency. Subject to the terms of Section 5.02 below, the Participants hereby appoint the Lead as the Participants duly authorized agent to represent the Participants in all matters related to the administration and enforcement of the Senior Subordinated Note and the Loan Documents with full power and authority to: (a) sue in the name of the Lead or the Participants; (b) collect and receive any funds owed by the Borrower under the terms of the Loan Documents; (c) enforce the terms and conditions of the Loan Documents against the Borrower; and (d) exercise any and all rights, powers and privileges under any of the Loan Documents related to the Senior Subordinated Note.

         4.04 Administration and Enforcement. The Senior Subordinated Note shall be administered as follows:

         (a) The Lead will manage the Senior Subordinated Note, and elect to exercise any rights, powers and privileges related thereto, in the ordinary course of business, in accordance with its usual practice and in conformity with the terms of the Loan Agreement and the other Loan Documents.

         (b) All decisions concerning the enforcement of the rights under the Loan Documents shall be made solely by the Lead and the Lead shall have no duty to obtain the consent of the Participants in taking or pursuing any such actions.

         (c) The Participants shall not be entitled to send any notice of default or other notice relating to the collection of the Senior Subordinated Note or enforcement of any rights under the Loan Documents to the Borrower.

         (d) The Lead shall bear its own internal and usual expenses of servicing the Senior Subordinated Note.

         (e) All out-of-pocket costs and expenses paid to third parties (including, but not limited to, reasonable attorneys' fees and disbursements) reasonably incurred by the Lead in connection with administering the Senior Subordinated Note, or enforcing the Lead's or the Participants' rights under the Loan Documents shall be shared pro rata by the Lead and the Participants in accordance with their respective undivided percentage interests of the Senior Subordinated Note and the Lead shall be promptly reimbursed by the Participants for any such payments made by the Lead on behalf of the Participants.

         (f) Simultaneously with the delivery of any notice of default or other notice to the Borrower, or execution of any amendment of or waiver under the Loan Documents, the Lead shall furnish a copy to the Participants in accordance with Section 6.03 below.

              ARTICLE V: RELATIONSHIP BETWEEN LEAD AND PARTICIPANT

         5.01 Required Consents.

         (a) The Lead will not take or cause to be taken any of the following actions without the prior written consent of Participants holding a majority of the outstanding principal balance of the Participation Interest, which consent shall not be unreasonably withheld, conditioned or delayed: (i) reduce the principal of, or the stated interest rate on, the Senior Subordinated Note, or
(ii) discharge the Borrower or any other obligor, except as required by the terms of the Loan Documents, or (iii) agree to or make any modifications to or amendments, supplements or waivers of any provision of any of the Loan Documents (other than actions taken in accordance with the terms of the Loan Agreement) which materially adversely affect the rights and/or benefits of the Participants under this Agreement or the Senior Subordinated Note.

         (b) Except where the consent of the Participants is required by the terms of subsection (a) of this Section 5.01, the Lead may agree to modify, amend, supplement or waive any of the provisions of any of the Loan Documents, and may exercise any rights, powers and privileges thereunder, without the need to obtain the Participants' prior consent. The Lead shall furnish written notice to the Participants of any such modification, amendment, supplement, waiver or exercise involving any of the Loan Documents.

         5.02 Liability to Participants.

         (a) The Lead shall not be deemed to constitute or act as a trustee or fiduciary for the Participants in connection with this Agreement and the Participation Interest. The Lead shall not be liable to the Participants for any action taken or omitted or for errors in judgment, except for actions or omissions or errors taken or made in bad faith or for the Lead's gross negligence or willful misconduct. The Lead will have the right to consult with legal counsel of the Lead's choice and to be fully exonerated from liability for any action taken in good faith in accordance with the advice of such counsel.

         (b)  The  Lead  does  not   assume  or   warrant   and  shall  have  no
responsibility or liability (express or implied) for:

                  (i) any acts or omissions of the Lead in conducting due diligence and other investigations into the Borrower;

                  (ii) the financial condition or legal status of the Borrower or any other obligor or any credit or other information furnished by it to the Participants;

                  (iii)   the   collectibility,   enforceability,   genuineness,
         sufficiency, or validity of the Senior Subordinated Note or the Loan Documents; or

                  (iv) any obligation to inquire into or ensure performance by the Borrower of any of the terms, covenants, conditions, or obligations of the Borrower under the Loan Documents.

                            ARTICLE VI: MISCELLANEOUS

         6.01 Independent Decision; Representation by Counsel. Each Participant, only as to himself or itself, hereby represents, warrants and confirms for the Lead that:

         (a) The Participant is an experienced, sophisticated investor capable of evaluating the merits of an investment similar to the Senior Subordinated Note;

         (b) The Participant has had the benefit of consultation with legal counsel of its own choosing and the ability to consult with additional advisors as it deemed appropriate;

         (c) The Participant has received, prior to the execution of this Agreement, copies of the Loan Documents and all financial and other information concerning the Borrower, as the Participant, in the exercise of its own independent judgment, determined to be necessary or advisable in connection with its decision to enter into this Agreement;

         (d) The Participant has had sufficient opportunity to conduct a complete investigation and examination of the Senior Subordinated Note and the Borrower, and is entering into this Agreement based upon its independent analysis and evaluation of the merits of the Senior Subordinated Note; and

         (e) The Participant has reached its own independent decision to purchase the Participation Interest based upon its expertise, investigation and analysis, and the Participants did not rely upon any representations, warranties or undertakings of the Lead not expressly set forth herein.

         6.02 Additional Participation Interests. The Lead shall have the right to sell additional participation interests.

         6.03 Notices. All notices or communications under this Agreement or the Senior Subordinated Note shall be sent by facsimile, mail, postage prepaid, or delivered to the following addresses (or to such other address as shall at any time be designated by any party in writing to the other parties):

         To the Lead:          Allied Capital Corporation
                               1919 Pennsylvania Avenue, N.W.
                               Washington, D.C. 20006-3434
                               Attention: Thomas Westbrook
                               Facsimile: (202) 659-2053

         With a copy to:       Piper Rudnick LLP
                               1200 Nineteenth Street, N.W.
                               Washington, D.C. 20036
                               Attention:  Anthony H. Rickert, Esq.
                               Facsimile: (202) 223-2085

         To the Participants:  R Steve Creamer
                               136 East South Temple, Suite 1300
                               Salt Lake City, UT 84111
                               Facsimile: (801) 236-9730

         With a copy to:       Parsons Behle & Latimer
                               201 South Main Street, Suite 1800
                               Salt Lake City, UT 84111
                               Attention: J. Gordon Hansen
                               Facsimile: (801) 536-6111

         To Borrower:          Headwaters Incorporated
                               11778 South Election Road, Suite 210
                               Draper, UT  84020
                               Attention:  Chief Financial Officer
                               Facsimile: (801) 984-9410

         Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the effectiveness or the date of delivery for any notice sent in accordance with the foregoing provisions. Each such notice, request or other communication shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of the messenger or the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by addressee upon presentation.

         6.04 Binding Agreement. This Agreement shall bind and inure to the benefit of each of the parties hereto, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

         6.05 Entire Agreement; Integration Clause. This Agreement, together with the exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the matters set forth herein.

         6.06 No Oral Modifications or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver (as the case may be) is sought.

         6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to its conflict of laws principles.

         6.08 No Reconveyance by Participants. The Participants shall not sell, pledge, assign, subparticipate, or otherwise transfer their rights under this Agreement (each, a "Transfer"), or the certificate of ownership, without the prior written consent of the Lead and, Borrower, which consent shall not unreasonably withheld, delayed or conditioned, except for Permitted Assignments. "Permitted Assigment" means any assignment or delegation of a Participant's rights or duties with respect to its pro rata portion of the Participation
Interest to (i) an Affiliate of the Participant or as a result of or in connection with the liquidation or dissolution of the Participant, or (ii) in the case of a Participant other than an entity, a spouse or relative within the first degree of consanguinity, or trusts or similar estate planning vehicles for the benefit of a spouse or a relative within the first degree of consanguinity. The term "Affiliate" shall have the meaning set forth in the Loan Agreement. As a condition to any Transfer, such transferee shall agree to be bound to all of the provisions of this Agreement, including without limitation Sections 2.01,
3.04 and 6.08.

         6.09 Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts and all such counterparts shall together constitute one and the same agreement. This Agreement may be executed by facsimile signatures.

                           {Signatures on next page.}

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.

                                               "PARTICIPANTS":


                                               CREAMER INVESTMENTS, INC.



                                               By:  /s/ R. Steve Creamer
                                                   -----------------------------
                                               Name:  R. Steve Creamer
                                               Title: President and C.E.O.


                                                       /s/ Raul A. Deju
                                                   -----------------------------
                                                    Raul A. Deju


                                                       /s/ J. I. Everest, II
                                                   -----------------------------
                                                    J. I. Everest, II



                                                       /s/ Brett A Hickman
                                                   -----------------------------
                                                     Brett A. Hickman



                                               "LEAD":

                                               ALLIED CAPITAL CORPORATION
                                               a Maryland corporation

                                               By:   /s/ Thomas H. Westbrook
                                                   -----------------------------
                                                   Thomas H. Westbrook
                                                   Managing Director



                    SIGNATURE PAGE TO PARTICIPATION AGREEMENT

                                              "BORROWER":


                                               HEADWATERS INCORPORATED


                                               By:   /s/ Steven G. Stewart
                                                   -----------------------------
                                                   Steven G. Stewart
                                                   Chief Financial Officer





                    SIGNATURE PAGE TO PARTICIPATION AGREEMENT

                                   EXHIBIT "A"

                            CERTIFICATE OF OWNERSHIP

         This Certificate evidences that BRETT A. HICKMAN (the "Participant") is a participant to the extent of Two Hundred Twenty Three Thousand, Seven Hundred Forty Dollars ($223,740) (the "Participation Amount") from ALLIED CAPITAL CORPORATION (the "Lead") out of an aggregate principal investment of Twenty Million Dollars ($20,000,000) made by Allied Capital Corporation (the "Lead") to Headwaters Incorporated, a Delaware corporation (the "Borrower") pursuant to a certain Loan Agreement dated September 19, 2002 between the Lead and the Borrower.

         This Certificate is issued pursuant to a Participation Agreement dated as of September 19, 2002, between the Participant and the Lead (the "Participation Agreement"), evidences the legal and equitable ownership of the Participation Interest (as defined in the Participation Agreement) to the extent of the Participation Amount, and is subject to all the terms and conditions thereof.

         This Certificate is cumulative and supersedes all prior certificates previously issued and delivered to the Participant pursuant to the Participation Agreement. Any outstanding prior certificate is automatically null and void upon Participants' receipt of this Certificate and shall be promptly surrendered to the Lead for cancellation.

         This Certificate is transferable only with the written approval of the Lead and upon due endorsement and surrender to the Lead.

                                                  ALLIED CAPITAL CORPORATION
                                                  a Maryland corporation



Dated:   September 19, 2002                       By: /s/ Thomas H. Westbrook
                                                     ---------------------------
                                                  Name: Thomas H. Westbrook
                                                  Title: Managing Director

                                   EXHIBIT "A"

                            CERTIFICATE OF OWNERSHIP

         This Certificate evidences that J. I. EVEREST, II (the "Participant") is a participant to the extent of Five Hundred Thirty Seven Thousand, Eight Hundred Eighty Dollars ($537,880) (the "Participation Amount") from ALLIED CAPITAL CORPORATION (the "Lead") out of an aggregate principal investment of Twenty Million Dollars ($20,000,000) made by Allied Capital Corporation (the "Lead") to Headwaters Incorporated, a Delaware corporation (the "Borrower") pursuant to a certain Loan Agreement dated September 19, 2002 between the Lead and the Borrower.

         This Certificate is issued pursuant to a Participation Agreement dated as of September 19, 2002, between the Participant and the Lead (the "Participation Agreement"), evidences the legal and equitable ownership of the Participation Interest (as defined in the Participation Agreement) to the extent of the Participation Amount, and is subject to all the terms and conditions thereof.

         This Certificate is cumulative and supersedes all prior certificates previously issued and delivered to the Participant pursuant to the Participation Agreement. Any outstanding prior certificate is automatically null and void upon Participants' receipt of this Certificate and shall be promptly surrendered to the Lead for cancellation.

         This Certificate is transferable only with the written approval of the Lead and upon due endorsement and surrender to the Lead.

                                                 ALLIED CAPITAL CORPORATION
                                                 a Maryland corporation



Dated:   September 19, 2002                      By: /s/ Thomas H. Westbrook
                                                    ----------------------------
                                                 Name: Thomas H. Westbrook
                                                 Title: Managing Director


                    SIGNATURE PAGE TO PARTICIPATION AGREEMENT

                                   EXHIBIT "A"

                            CERTIFICATE OF OWNERSHIP

         This Certificate evidences that RAUL A. DEJU (the "Participant") is a participant to the extent of Seven Hundred Forty Eight Thousand, Three Hundred Twenty Eight Dollars and 40/100 ($748,328.40) (the "Participation Amount") from ALLIED CAPITAL CORPORATION (the "Lead") out of an aggregate principal investment of Twenty Million Dollars ($20,000,000) made by Allied Capital Corporation (the "Lead") to Headwaters Incorporated, a Delaware corporation (the "Borrower") pursuant to a certain Loan Agreement dated September 19, 2002 between the Lead and the Borrower.

         This Certificate is issued pursuant to a Participation Agreement dated as of September 19, 2002, between the Participant and the Lead (the "Participation Agreement"), evidences the legal and equitable ownership of the Participation Interest (as defined in the Participation Agreement) to the extent of the Participation Amount, and is subject to all the terms and conditions thereof.

         This Certificate is cumulative and supersedes all prior certificates previously issued and delivered to the Participant pursuant to the Participation Agreement. Any outstanding prior certificate is automatically null and void upon Participants' receipt of this Certificate and shall be promptly surrendered to the Lead for cancellation.

         This Certificate is transferable only with the written approval of the Lead and upon due endorsement and surrender to the Lead.

                                                ALLIED CAPITAL CORPORATION
                                                a Maryland corporation



Dated:   September 19, 2002                     By: /s/ Thomas H. Westbrook
                                                   -----------------------------
                                                Name: Thomas H. Westbrook
                                                Title: Managing Director


                    SIGNATURE PAGE TO PARTICIPATION AGREEMENT

                                   EXHIBIT "A"

                            CERTIFICATE OF OWNERSHIP

         This Certificate evidences that CREAMER INVESTMENTS, INC. (the "Participant") is a participant to the extent of Eight Million, Four Hundred
Ninety Thousand, Fifty One Dollars and 60/100 ($8,490,051.60) (the "Participation Amount") from ALLIED CAPITAL CORPORATION (the "Lead") out of an aggregate principal investment of Twenty Million Dollars ($20,000,000) made by Allied Capital Corporation (the "Lead") to Headwaters Incorporated, a Delaware corporation (the "Borrower") pursuant to a certain Loan Agreement dated September 19, 2002 between the Lead and the Borrower.

         This Certificate is issued pursuant to a Participation Agreement dated as of September 19, 2002, between the Participant and the Lead (the "Participation Agreement"), evidences the legal and equitable ownership of the Participation Interest (as defined in the Participation Agreement) to the extent of the Participation Amount, and is subject to all the terms and conditions thereof.

         This Certificate is cumulative and supersedes all prior certificates previously issued and delivered to the Participant pursuant to the Participation Agreement. Any outstanding prior certificate is automatically null and void upon Participants' receipt of this Certificate and shall be promptly surrendered to the Lead for cancellation.

         This Certificate is transferable only with the written approval of the Lead and upon due endorsement and surrender to the Lead.

                                                ALLIED CAPITAL CORPORATION
                                                a Maryland corporation



Dated:   September 19, 2002                     By: /s/ Thomas H. Westbrook
                                                   -----------------------------
                                                Name: Thomas H. Westbrook
                                                Title: Managing Director

                    SIGNATURE PAGE TO PARTICIPATION AGREEMENT